UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2023, TMC the metals company Inc. (the “Company”) entered into a Fifth Amendment to Pilot Mining Test Agreement and Third Amendment to Strategic Alliance Agreement (“Fifth Amendment”), which is effective as of February 8, 2023, with DeepGreen Engineering Pte Ltd, DeepGreen Metals Inc. and Allseas Group S.A (“Allseas”). The Fifth Amendment relates to the Company’s previously disclosed intent to settle the third and final payment of $10 million due to Allseas upon successful completion of the pilot trial of the pilot mining test system in its NORI contract area in the Clarion Clipperton Zone of the Pacific Ocean where the Company’s wholly-owned subsidiary, Nauru Ocean Resources Inc. (NORI), holds exclusive rights to explore for polymetallic nodules as well as certain other amounts owed to Allseas through the issuance of 10,850,000 common shares to Allseas, priced at $1.00 per share.

The foregoing description of the Fifth Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Agreement, filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to Pilot Mining Test Agreement and Third Amendment to Strategic Alliance Agreement, effective as of February 8, 2023, by and among DeepGreen Engineering Pte Ltd, DeepGreen Metals Inc., TMC the metals company Inc. and Allseas Group S.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: February 17, 2023	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer